UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): November 2, 2006

              CWHEQ Revolving Home Equity Loan Trust, Series 2006-A
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                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-126790-11

                                   CWHEQ, Inc.
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            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-126790

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

        Delaware                                 87-0698310
        --------                                 ----------
  (State or Other Jurisdiction                  (I.R.S. Employer
  of Incorporation of the depositor)            Identification No. of
                                                the depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             -------
(Address of Principal                                            (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3240
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 6.  Asset Backed Securities

      Item 6.02   Change of Servicer or Trustee

      On November 2, 2006, the sale by JPMorgan Chase Bank, N.A. of select portions of the corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York was closed. As a result of this sale, on October 1, 2006 The Bank of New York became the successor Indenture Trustee pursuant to the terms and conditions set forth in the transaction documents identified in the Prospectus Supplement filed by the Registrant.

      The Bank of New York is a New York banking corporation and will act as the Indenture Trustee under the transactions documents. The Bank of New York has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages. The Bank of New York has been providing trust services on securitization transactions for more than a decade and currently provides trust services for hundreds of securitization transactions. The Depositor and Countrywide Home Loans, Inc. may maintain other banking relationships in the ordinary course of business with The Bank of New York.

      The corporate trust offices of The Bank of New York are located at 101 Barclay Street, 4 West, New York, New NY 10286, Attn: Structured Finance Services, with a copy to: the Bank of New York Trust Company, N.A. at 600 Travis, 9th Fl., Houston, TX 77002, Attn: Structured Finance Services.

      The expenses associated with changing from one indenture trustee to another will be paid for by JPMorgan Chase Bank, N.A. and by The Bank of New York, and not from the assets of the issuing entity.

      The previously filed related transaction documents set forth the information required by Asset Backed Securities (Regulation AB), 17 C.F.R.P. P.
229.1109 (c) - (f).


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CWHEQ, INC.



                                          By: /s/ Darren Bigby
                                              -----------------
                                              Name:  Darren Bigby
                                              Title:  Vice President




Dated:  November 2, 2006

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